ASSIGNMENT

     THIS ASSIGNMENT is made and entered into this 7th day of March, 2000, by and between SUNDOG TECHNOLOGIES, INC., a Delaware corporation (ASundog@), ROCK EQUITY VENTURES, LLC, a Delaware limited liability company ("Rock Equity@), and ROCKMOUNTAIN VENTURES FUND, LP, a Delaware limited partnership (ARock@), (Sundog and Rock, but not Rock Equity, are collectively referred to as "Assignors"), in favor of QV ACQUISITION CORPORATION, a Delaware corporation (AAssignee@).

                                    RECITALS

     A. Assignors are the beneficiaries under the terms of an Investor Rights Agreement (the "Rights Agreement") entered into as of November 8, 1999, by and between QUI VIVE, INC., a Delaware corporation ("QV"), Sundog, and Rock Equity, a copy of which is attached hereto as Exhibit"A". Rock Equity has conveyed its interest in the Rights Agreement to Rock;

     B. Rock Equity is also a party to a Stock and Warrant Purchase Agreement (the "Purchase Agreement") entered into as of November 8, 1999 by and among QV and Rock, a copy of which is attached hereto as Exhibit "B". Rock Equity has conveyed its interest in the Purchase Agreement to Rock;

     C. Sundog and QV are parties to an Agreement and Plan of Recapitalization (the "Exchange Agreement") entered into as of October 27, 1999, a copy of which is attached hereto as Exhibit "C"; and

     D. In connection with the execution and delivery of this Assignment, Assignors are conveying certain shares of capital stock of QV to Assignee pursuant to that certain Stock Acquisition Agreement dated February 4, 2000; and

     E. Assignee desires to acquire Assignors' rights in and arising under the Rights Agreement, the Purchase Agreement and the Exchange Agreement (collectively, the "Investor Documents") with respect to the shares of capital stock of QV acquired from Assignors.

     NOW, THEREFORE, in consideration of the Exchange, as defined in, and pursuant to, that certain Stock Acquisition Agreement dated February 7, 2000 among Sundog, Rock, Assignee and Perfumania.com, Inc., a Delaware corporation, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and between the parties to the Assignment, as follows:

     1. Assignors do hereby grant, assign, transfer, bargain, sell, deliver, and set over unto Assignee, and its successors and assigns forever, all of Assignors' rights in and arising under the Investor Documents with respect to the shares of capital stock of QV acquired from Assignors; provided, however, that Rock shall continue to have and enjoy all of the rights presently available to it as an Investor (as defined in the Rights Agreement and the Purchase Agreement) under the terms of the Purchase Agreement and the Rights Agreement with respect to all shares of capital stock of QV not conveyed to Assignee.

     2. Assignee hereby agrees to be bound in all respects by the terms, conditions, and restrictions of the Investor Documents from and after the date hereof and that it will duly keep, observe, and perform all of the obligations of an Investor (as defined in such Investor Documents) in connection with the Investor Documents that are to be kept, observed, and performed by an Investor. As evidence of Assignee's agreement to be bound by the terms of the Investor Documents, the Assignee agrees to sign counterpart signature pages to each of the Investor Documents. Assignee further agrees, with respect to the purchase of the QV capital stock from Assignors to be bound by all applicable terms of the QV Certificate of Incorporation and Bylaws, as amended.

     3. Rock Equity and Rock hereby represent and warrant to Assignee that Rock Equity has irrevocably assigned and conveyed all of its rights in and arising under the Rights Agreement and the Purchase Agreement to Rock, which assignment and conveyance was validly authorized and approved by all necessary action of Rock Equity.

     4. Assignors and Assignee hereby agree to execute such additional documents as may be necessary to carry out the intent of this Assignment.

     5. This Assignment shall be binding upon the parties, their successors, and assigns.

     6. This Assignment shall be binding upon and inure to the benefit of the parties, their respective successors, and permitted assigns. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware. This Assignment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first written above.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]



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




ASSIGNORS:                               SUNDOG TECHNOLOGIES, INC.,
                                         a Delaware corporation

                                         By:    /s/  Alan Rudd
                                              ----------------------------------
                                              Alan Rudd, Chief Executive Officer


                                         ROCK EQUITY VENTURES, LLC,
                                         a Delaware limited liability company



                                         By:   /s/ Barton Skalla
                                              ----------------------------------
                                         Its:  Managing Director
                                              ----------------------------------


                                         ROCKMOUNTAIN VENTURES FUND, LP,
                                         a Delaware limited partnership

                                         By:  ROCKMOUNTAIN VENTURES, LLC
                                              General Partner

                                         By:   /s/ Barton Skalla
                                              ----------------------------------
                                         Its:  Managing Director
                                              ----------------------------------


ASSIGNEE:                                QV ACQUISITION CORPORATION,
                                         a Delaware corporation

                                         By:     /s/ W.J. Patch
                                              ----------------------------------
                                              William Patch, President
                                         Address:  11701 N.W. 101st Road
                                                   Miami, Florida 33178
                                                   Attn: William Patch,
                                                         President and CEO
                                                   Facsimile: 305-889-1602



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



                                     CONSENT

     QV hereby agrees (i) that with respect to the shares of capital stock of QV acquired by Assignee from Assignors, Assignee shall have all of the rights of an Investor as defined in and pursuant to the terms of the Purchase Agreement and Rights Agreement and the rights of Sundog as described in and pursuant to the Exchange Agreement and (ii) delivery of this Assignment to QV shall constitute fulfillment of Assignors' obligations under Section 2.6 of the Rights Agreement.

                                       QUI VIVE, INC.,
                                       a Delaware corporation

                                       By:      /s/ Eric Zollinger
                                            ------------------------------------
                                       Its:  Chief Financial Officer, Secretary
                                            ------------------------------------

                                   EXHIBIT "A"

                           [Investor Rights Agreement]

                                   EXHIBIT "B"

                     [Stock and Warrant Purchase Agreement]

                                   EXHIBIT "C"

                     [Agreement and Plan of Reorganization]